Supplement dated July 20, 2000 to the Advantus Series Fund, Inc. prospectus dated May 1, 2000:

The section captioned "Investing in the Fund - Managing the Portfolios" on page 56 of the Prospectus is supplemented as follows:

Effective June 15, 2000 James Russo replaced Peggy Adams as co-portfolio manager of the Macro-Cap Value Portfolio. Mr. Russo is Vice President and Portfolio Manager in the Equity Group of J.P. Morgan Investment Management Inc. Mr. Harry D. Cavanna will continue to serve as the other co-manager of the Macro-Cap Value Portfolio with Mr. Russo.

Investors should retain this supplement for future reference.

F. 55106 7-2000